UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 1, 2016

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 1, 2016, Consolidated Communications Holdings, Inc. (the “Company”) entered into a fourth supplemental indenture among the Company, Consolidated Communications, Inc., a wholly owned subsidiary of the Company (as successor, by way of merger, to Consolidated Communications Finance II Co., the “Issuer”), the other subsidiary guarantors named therein (together with the Company, the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Fourth Supplemental Indenture”) to the indenture dated as of September 18, 2014, as supplemented by a first supplemental indenture dated as of October 16, 2014, a second supplemental indenture dated as of November 14, 2014, and a third supplemental indenture dated as of June 8, 2015 (as so supplemented, the “Indenture”) governing the Issuer’s $500.0 million aggregate principal amount of 6.50% Senior Notes due 2022 (the “Notes”). The Fourth Supplemental Indenture was entered into in connection with the merger of two of the previously existing guarantors with and into the Issuer, with the Issuer as the surviving entity. Pursuant to the Fourth Supplemental Indenture, the Guarantors expressly confirmed their respective guarantees of the Issuer’s obligations under the Indenture and the Notes.

The description of the Fourth Supplemental Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the Fourth Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

No.	Description

4.1	Fourth Supplemental Indenture, dated as of January 1, 2016, among Consolidated Communications of Texas Company; Consolidated Communications of Fort Bend Company; Consolidated Communications Services Company; Consolidated Communications Enterprise Services, Inc.; Consolidated Communications of Pennsylvania Company, LLC; Consolidated Communications of California Company; Crystal Communications, Inc.; Enventis Telecom, Inc.; Consolidated Communications of Iowa Company; Consolidated Communications of Minnesota Company; Consolidated Communications of Mid-Comm. Company, IdeaOne Telecom, Inc.; SureWest TeleVideo.; the Company; Consolidated Communications, Inc. and Wells Fargo Bank, National Association, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2016
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description

4.1	Fourth Supplemental Indenture, dated as of January 1, 2016, among Consolidated Communications of Texas Company; Consolidated Communications of Fort Bend Company; Consolidated Communications Services Company; Consolidated Communications Enterprise Services, Inc.; Consolidated Communications of Pennsylvania Company, LLC; Consolidated Communications of California Company; Crystal Communications, Inc.; Enventis Telecom, Inc.; Consolidated Communications of Iowa Company; Consolidated Communications of Minnesota Company; Consolidated Communications of Mid-Comm. Company, IdeaOne Telecom, Inc.; SureWest TeleVideo.; the Company; Consolidated Communications, Inc. and Wells Fargo Bank, National Association, as trustee